Exhibit 10.1


==============================================================================



                          WARRANT REPURCHASE AGREEMENT


                          DATED AS OF OCTOBER 30, 2006


                                  BY AND AMONG


                       THE DOE RUN RESOURCES CORPORATION,


                             THE RENCO GROUP, INC.,


                         REGIMENT CAPITAL ADVISORS, LLC,


                       SOWOOD COMMODITY PARTNERS FUND LP,


                      SOWOOD COMMODITY PARTNERS FUND III LP


                                  and the other


                              WARRANTHOLDERS LISTED
                          ON THE SIGNATURE PAGE HERETO



==============================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Section 1.  Right to Purchase Warrants.......................................2
Section 2.  Exercise of Purchase Right.......................................2
Section 3.  Closing..........................................................2
Section 4.  Representations and Warranties of the Parent and the Company.....2

       Section 4.1.  Authority...............................................3
       Section 4.2.  Government Consents.....................................3
       Section 4.3.  Litigation..............................................3
       Section 4.4.  Full Disclosure.........................................3
       Section 4.5.  Best Price..............................................3

Section 5.  Representations and Warranties of the Participating
            Warrantholders...................................................3

       Section 5.1.  Ownership...............................................3
       Section 5.2.  Authority...............................................4
       Section 5.3.  Government Consents.....................................4
       Section 5.4.  Litigation..............................................4

Section 6.  Conditions to the Obligations of the Participating
            Warrantholders...................................................4

       Section 6.1.  Payment of Fees and Expenses............................4
       Section 6.2.  Accuracy of Representations and Warranties..............5
       Section 6.3.  Retirement of Notes.....................................5
       Section 6.4.  No Injunction...........................................5

Section 7.  Covenants of the Parent and the Company..........................5

       Section 7.1.  Delay in Exercising Call Option.........................5

Section 8.  Covenants of the Participating Warrantholders....................5

       Section 8.1.  Actions Relating to Notes...............................5
       Section 8.2.  Actions Relating to Warrants............................5

Section 9.  Miscellaneous....................................................6

       Section 9.1.  Effect..................................................6
       Section 9.2.  Notices.................................................6
       Section 9.3.  Binding Effect, Etc.....................................7
       Section 9.4.  Descriptive Headings....................................7

                                                                           Page
                                                                           ----


       Section 9.5.  Counterparts............................................8
       Section 9.6.  Severability............................................8
       Section 9.7.  Remedies; Specific Performance..........................8
       Section 9.8.  Governing Law...........................................9

            WARRANT REPURCHASE AGREEMENT (this "Agreement"), dated as of October 30, 2006, by and among The Doe Run Resources Corporation, a New York corporation (the "Company"), The Renco Group, Inc., a New York corporation (the "Parent"), Regiment Capital Advisors, LLC, a limited liability company ("Regiment") and Sowood Commodity Partners Fund LP, a limited partnership organized under the laws of Delaware and Sowood Commodity Partners Fund III LP, a limited partnership organized under the laws of Delaware (collectively, "Sowood"), and the other Warrantholders set forth on the signature page hereto (together with Regiment and Sowood, the "Participating Warrantholders").

            WHEREAS the Parent is the beneficial owner of 100% of the outstanding common stock, par value $0.10 per share, of the Company (the "Common Stock");

            WHEREAS each of the Participating Warrantholders individually own warrants to purchase shares of Common Stock pursuant to the terms of a Warrant Agreement dated as of October 29, 2002 between the Company and U.S. Bank National Association (as successor to State Street Bank and Trust Company), as Warrant Agent (the "Warrant Agreement") in such amounts as is set forth in Schedule A hereto;

            WHEREAS pursuant to the terms of the Warrant Agreement the holders of outstanding Warrants, including the Participating Warrantholders, have the right, upon the election by the Majority Warrantholders (as defined in the Warrant Agreement) to require the Company to purchase all of the outstanding Warrants (the "Warrant Put Option") and by letter dated July 31, 2006 such right was exercised (the "Demand");

            WHEREAS pursuant to an Indenture dated as of October 29, 2002 by and among the Company, the guarantors named therein and U.S. Bank National Association (as successor to State Street Bank and Trust Company), as trustee (the "Indenture") the Company issued 11 3/4% Notes due 2008 (the "Notes") and, as of October 31, 2005, $218,967,000 principal amount of the Notes was outstanding;

            WHEREAS the Parent and the Company are seeking to refinance the Notes and in connection therewith are seeking the right to repurchase the Warrants concurrently with the consummation of such refinancing;

            WHEREAS the parties hereto acknowledge differing views as to the value of the Warrants but recognize that the contemporaneous redemption of the Notes and the repurchase of the Warrants is in the best interests of shareholders, creditors, employees, customers and vendors of the Company;

            WHEREAS on the terms and conditions set forth herein each of the Participating Warrantholders is willing to grant the Company and the Parent the right to purchase the Warrants held by such Warrantholder as of the date hereof and enter into an amendment to the Warrant Agreement in the form attached hereto as Exhibit A;

            NOW THEREFORE, in consideration of the premises set forth above and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

Section 1.  Right to Purchase Warrants.

            Subject to satisfaction of all conditions set forth herein, the Company and the Parent shall each have the right (the "Purchase Right"), but not the obligation, to purchase for cash from each of the Participating Warrantholders the number of Warrants held by such Participating Warrantholders as set forth in Schedule A at a per Warrant price of $62,036.54 (the "Warrant Purchase Price"). Simultaneously with the execution of this Agreement, the Warrant Agreement is being amended in the manner set forth in Exhibit A hereto to reflect the agreements of the parties hereto (the "Warrant Agreement Amendment").

Section 2.  Exercise of Purchase Right.

            The Purchase Right may be exercised by the Company or the Parent, in whole but not in part, at any time after the date hereof and prior to February 16, 2007 (the "Purchase Right Expiration Date") so long as all conditions set forth herein have been satisfied. If all conditions have been satisfied and the Company or the Parent wishes to exercise the Purchase Right, the Company or the Parent shall send a written notice to the Participating Warrantholders in accordance with Section 8 hereof specifying the date (the "Closing Date," which shall be not earlier than three (3) business days from the effective date of such notice or later than the Purchase Right Expiration Date) and the time of the closing of the purchase of the Warrants pursuant to the Purchase Right (the "Closing"). The Closing shall occur at the offices of the Parent specified in
Section 8 hereof or such other location as shall be mutually agreed.

Section 3.  Closing.

            At the Closing, each Participating Warrantholder shall deliver the Warrants held by such Participating Warrantholder as set forth in Schedule A hereto free and clear of any lien or encumbrance, and the Company or the Parent shall pay to each Participating Warrantholder by wire transfer of immediately available funds the Warrant Purchase Price applicable to such Warrants. The delivery of Warrants pursuant to this Section 3 shall be deemed a representation and warranty by the delivering person that: (i) such person has full right, title and interest in and to such security; (ii) such person has all necessary power and authority and has taken all necessary action to sell such security as contemplated; and (iii) such security is free and clear of any and all liens or encumbrances.

Section 4.  Representations and Warranties of the Parent and the Company.

            The Parent and the Company (except as is noted in the first sentence of Section 4.4 below) each represent to each Participating Warrantholder on the date hereof as follows:

            Section 4.1. Authority. The execution, delivery and performance by each of the Parent and the Company of this Agreement and by the Company of the Warrant Agreement Amendment, and the consummation by the Company and/or the Parent of the transactions contemplated thereby, have been duly authorized by each of the Parent and the Company in the case of this Agreement and by the Company in the case of the Warrant Agreement Amendment. This Agreement has been duly executed and delivered by each of the Parent and the Company and constitutes the valid and binding obligation of each of the Parent and the Company enforceable in accordance with its terms and the Warrant Agreement Amendment has been duly executed and delivered by the Company and constitute the valid and binding obligation of the Company enforceable in accordance with its terms. The execution and performance of the transactions contemplated by this Agreement and the Warrant Agreement Amendment and compliance with their provisions by each of the Parent (to the extent applicable) and the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, their respective articles of incorporation or bylaws (each as amended to date) or any indenture, lease, agreement or other instrument to which either the Parent or the Company is a party or by which either the Parent or the Company or any of their respective properties is bound, or any decree, judgment, order or statute, rule or regulation applicable to either the Parent or the Company.

            Section 4.2. Government Consents. No consent, approval, order or authorization of, or regulation, qualification, designation, declaration or filing with, any governmental authority is required on the part of either the Parent or the Company in connection with the execution and delivery of this Agreement or the Warrant Agreement Amendment or the transactions to be consummated at the Closing as contemplated by this Agreement or the Warrant Agreement Amendment.

            Section 4.3. Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or to the best of the knowledge of the Parent and the Company, any basis therefore or threat thereof, against either the Parent or the Company, which questions the validity of this Agreement or the right of either the Parent or the Company to enter into it.

            Section 4.4. Full Disclosure. The Company represents that, except as set forth in Schedule 4.4 hereto and in the Company's Form 10-Q for the fiscal quarter ended July 31, 2006, there has been no material change (adverse or otherwise), nor any development or event involving a prospective material change (adverse or otherwise) in the condition (financial or otherwise), business, property, results of operations or prospects of the Company and its subsidiaries taken as a whole since October 31, 2005. The Company is not currently in active negotiations regarding any financings or other extraordinary transaction. The Parent and the Company acknowledge that the Participating Warrantholders in making their decision to grant the Purchase Right may rely upon the representations and warranties of the Parent and the Company set forth herein.

            Section 4.5. Best Price. Neither the Parent nor the Company nor any affiliates thereof have entered into any arrangement (binding or otherwise) with any other holder of Warrants pursuant to which such holders are receiving consideration in excess on a per Warrant basis of the consideration being received by the Participating Warrantholders under this Agreement.

Section 5.  Representations and Warranties of the Participating
Warrantholders.

            Each Participating Warrantholder represents to the Company and the Parent on the date hereof as follows:

            Section 5.1. Ownership. The Participating Warrantholder has full right, title and interest in and to the number of Warrants set forth in Schedule A free and clear of any and all liens or encumbrances.

            Section 5.2. Authority. The execution, delivery and performance by the Participating Warrantholder of this Agreement and of the Warrant Agreement Amendment, and the consummation of the transactions contemplated thereby, have been duly authorized by the Participating Warrantholder. This Agreement and the Warrant Agreement Amendment have been duly executed and delivered by the Participating Warrantholder and constitute the valid and binding obligation of the Participating Warrantholder enforceable in accordance with their terms. The execution and performance of the transactions contemplated by this Agreement and the Warrant Agreement Amendment and compliance with their provisions by the Participating Warrantholder will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the articles of incorporation or bylaws (each as amended to date) of the Participating Warrantholder or any indenture, lease, agreement or other instrument to which the Participating Warrantholder is party or by which the Participating Warrantholder is bound, or any decree, judgment, order or statute, rule or regulation applicable to the Participating Warrantholder.

            Section 5.3. Government Consents. No consent, approval, order or authorization of, or regulation, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Participating Warrantholder in connection with the execution and delivery of this Agreement or the Warrant Agreement Amendment or the transactions to be consummated at the Closing as contemplated by this Agreement or the Warrant Agreement Amendment.

            Section 5.4. Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or to the best of the knowledge of the Participating Warrantholder, any basis therefore or threat thereof, against the Participating Warrantholder, which questions the validity of this Agreement or the right of either the Parent or the Company to enter into it.

Section 6. Conditions to the Obligations of the Participating Warrantholders.

            The obligations of the Participating Warrantholders to deliver the Warrants upon the exercise of the Purchase Right by the Company or the Parent pursuant to the terms hereof is subject to the satisfaction of the following conditions:

            Section 6.1. Payment of Fees and Expenses. The Company or Renco shall have (i) paid on the date of this Agreement a transaction fee in cash in the aggregate amount of $2.0 million to Regiment and Sowood, which payment shall be allocated by Regiment and Sowood in their sole discretion (the "Transaction Fee"), (ii) reimbursed Regiment and Sowood on the date of this Agreement for all of their respective out-of-pocket expenses (including fees and expenses of one counsel and excluding fees and expenses of any financial advisor) relating to the transactions contemplated by this Agreement ("Out-of-Pocket Expenses") incurred prior to the date hereof and (iii) (a) reimbursed the Participating Warrantholders on the Closing Date for all Out-of-Pocket Expenses incurred after the date of this Agreement through the Closing Date or (b) if the Closing Date shall not occur, the Parent and the Company covenant and agree to reimburse the Participating Warrantholders for such Out-of-Pocket Expenses on the termination or expiration of this Agreement; provided that in no event shall the aggregate Out-of-Pocket Expenses pursuant to clause (ii) and clause (iii)(b) exceed $150,000 and pursuant to clause (ii) and (iii)(a) exceed $300,000.

            Section 6.2. Accuracy of Representations and Warranties. The representations and warranties of the Parent and the Company contained in
Section 4 hereof shall be true and correct in all material respects on the Closing Date as if made on such date.

            Section 6.3. Retirement of Notes. On or before the Closing Date, the Company shall have redeemed, repurchased or otherwise acquired all of the outstanding Notes at a purchase price of not less than 100% of the principal amount thereof plus accrued interest thereon and all such Notes shall have been delivered to the Trustee under the Indenture for cancellation and, to the extent such redemption, repurchase or acquisition is funded in whole or in part from the proceeds of a financing, no proceeds of such financing shall be distributed directly or indirectly to any shareholder or affiliate of the Company other than for the repayment of any accrued and unpaid fees owned by the Company to the Parent pursuant to the terms of the amended Management Consultant Agreement dated as of April 7, 1994 as amended March 12, 1998 (which amount was as of July 31, 2006, $8.5 million).

            Section 6.4. No Injunction. There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation, or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the purchase of the Warrants pursuant to the exercise of the Purchase Right.

Section 7.  Covenants of the Parent and the Company.

            The Parent and the Company covenant and agree that:

            Section 7.1. Delay in Exercising Call Option. Prior to the expiration of the Purchase Right Expiration Date, the Parent and the Company will not exercise the Call Option (as defined in the Warrant Agreement).

Section 8.  Covenants of the Participating Warrantholders.

            Each Participating Warrantholder severally covenant and agree that:

            Section 8.1. Actions Relating to Notes. Prior to the Purchase Right Expiration Date, each Participating Warrantholder that is a holder of Notes as of the date hereof agrees that, as to such Notes, it shall not take any action to accelerate the obligations thereunder as a result of any issues raised in the letter dated September 8, 2006 from Regiment and Sowood to the Board of Directors of the Company.

            Section 8.2. Actions Relating to Warrants. Prior to the Purchase Right Expiration Date, each Participating Warrantholder agrees not to sell, transfer or otherwise assign any of the Warrants owned by such Participating Warrantholder as set forth on Schedule A, except to a party who agrees to be bound by the terms of this Agreement with respect to any Warrants so acquired from a Participating Warrantholder.

Section 9.  Miscellaneous.

            Section 9.1. Effect. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

            Section 9.2. Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, or (b) sent (i) by a nationally recognized overnight courier, or (ii) by registered mail, postage prepaid, in each case, addressed as follows:

            If to the Company, to it at:

                  1801 Park 270 Drive
                  Suite 300
                  St. Louis, MO  63146
                  Attn: Chief Executive Officer

                  with a copy to:
                  Cadwalader, Wickersham & Taft
                  One World Financial Center
                  New York, NY  10281
                  Attn: Michael Ryan, Esq.

            If to the Parent, to it at:

                  30 Rockefeller Center
                  42nd Floor
                  New York, NY  10012
                  Attn: Chief Executive Officer

                  with a copy to:
                  Cadwalader, Wickersham & Taft
                  One World Financial Center
                  New York, NY  10281
                  Attn: Michael Ryan, Esq.

            If to Regiment, to it at:

                  222 Berkeley Street
                  12th Floor
                  Boston, MA 02116
                  Attn: Tim Peterson

            If to Sowood, to it at:

                  500 Boylston Street
                  17th Floor
                  Boston, MA 02116
                  Attn: Stuart Porter

            If to a Participating Warrantholder (other than Regiment or Sowood), to it at:

                  c/o Cahill Gordon & Reindel LLP
                  80 Pine Street
                  New York, NY  10005
                  Attn: William M. Hartnett

            Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered, (b) two (2) business days after being sent by a nationally recognized overnight courier, and (c) three (3) business days after being sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

            Section 9.3. Binding Effect, Etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives, successors and permitted assigns; provided, however, except to the extent expressly provided herein (including Exhibit A hereto), the Warrant Agreement and the Investor Rights Agreement dated as of October 29, 2002 by and among the Company, DR Acquisition Corp., the Parent and the Warrant Agent shall remain in force and effect.

            Section 9.4. Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not be construed to define or limit any of the terms or provisions hereof.

            Section 9.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

            Section 9.6. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

            Section 9.7. Remedies; Specific Performance. Each party hereto shall have all remedies available at law, in equity or otherwise, in the event of any breach or violation of this Agreement or any default hereunder by any other party. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances. The Parent and the Company acknowledges that no Participating Warrantholder shall have liability hereunder in the event of any breach or violation of this Agreement or any default hereunder by any other Participating Warrantholder, except that, if such breach, violation or default prevents the Closing of the transactions contemplated hereby, Regiment and Sowood shall be responsible for the repayment of the Transaction Fee.

            Section 9.8. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officers or representatives thereunder duly authorized) as of the date first above written.

                                       THE DOE RUN RESOURCES CORPORATION


                                       By: /s/ A. Bruce Neil
                                          --------------------------------------
                                          Name:  A. Bruce Neil
                                          Title: President & CEO

                                       THE RENCO GROUP, INC.


                                       By: /s/ Dennis A. Sadlowski
                                          --------------------------------------
                                          Name:  Dennis A. Sadlowski
                                          Title: Vice President - Law

                                       REGIMENT CAPITAL, LTD

                                       By: Regiment Capital Management, LLC
                                           as its Investment Advisor

                                       By: Regiment Capital Advisors, LP its
                                           Manager and pursuant to delegated
                                           authority

                                       By: /s/ Timothy S. Peterson
                                          --------------------------------------
                                          Name:  Timothy S. Peterson
                                          Title: President

                                       PRESIDENT & FELLOWS OF HARVARD
                                        COLLEGE

                                       By: Regiment Capital Management, LLC
                                           as its Investment Advisor

                                       By: Regiment Capital Advisors, LP
                                           its Manager and pursuant to delegated
                                           authority

                                       By: /s/ Timothy S. Peterson
                                          --------------------------------------
                                          Name:  Timothy S. Peterson
                                          Title: President

                                       SOWOOD COMMODITY PARTNERS
                                          FUND LP

                                       By: /s/ Megan Kelleher
                                          --------------------------------------
                                          Name:  Megan Kelleher
                                          Title: Member

                                       SOWOOD COMMODITY PARTNERS
                                         FUND III LP


                                       By: /s/ Megan Kelleher
                                          --------------------------------------
                                          Name:  Megan Kelleher
                                          Title: Member

                                       JEFCO (Nominee name of Jefferies &
                                         Company, Inc.), the Registered Holder

                                       By: /s/ Robert J. Welch
                                          --------------------------------------
                                          Name:  Robert J. Welch
                                          Title: Senior Vice President
                                                 Jefferies & Company, Inc.

                                       Warrants Held:
                                                     ---------------------------

                                       Jefferies & Company, Inc., the Registered
                                       Holder

                                       By: /s/ Robert J. Welch
                                          --------------------------------------
                                          Name:  Robert J. Welch
                                          Title: Senior Vice President
                                                 Jefferies & Company, Inc.

                                       Warrants Held:
                                                     ---------------------------

                                       TCW LINC III CBO Ltd.

                                       By: TCW Investment Management Company
                                              as Collateral Manager

                                       By: /s/ Steven M. Koehler
                                          --------------------------------------
                                          Name:  Steven M. Koehler
                                          Title: Senior Vice President

                                       By: /s/ Michael K. Parks
                                          --------------------------------------
                                          Name:  Michael K. Parks
                                          Title: Managing Director

                                       ARIEL CBO, LIMITED
                                       By: RiverSource Investments, LLC
                                       Its: Authorized Signatory

                                       By: /s/ Jim Hamalainen
                                          --------------------------------------
                                          Name:  Jim Hamalainen
                                          Title: Vice President, Asset Liability
                                                 Management

                                       CALHOUN CBO, LIMITED
                                       By: RiverSource Investments, LLC
                                       Its: Authorized Signatory

                                       By: /s/ Jim Hamalainen
                                          --------------------------------------
                                          Name:  Jim Hamalainen
                                          Title: Vice President, Asset Liability
                                                 Management

                                       CEDAR CBO, LIMITED
                                       By: RiverSource Investments, LLC
                                       Its: Authorized Signatory

                                       By: /s/ Jim Hamalainen
                                          --------------------------------------
                                          Name:  Jim Hamalainen
                                          Title: Vice President, Asset Liability
                                                 Management

                                       CENTURION CDO I, LIMITED
                                       By: RiverSource Investments, LLC
                                       Its: Authorized Signatory

                                       By: /s/ Jim Hamalainen
                                          --------------------------------------
                                          Name:  Jim Hamalainen
                                          Title: Vice President, Asset Liability
                                                 Management

                                       CENTENNIAL CBO, LIMITED
                                       By: RiverSource Investments, LLC
                                       Its: Authorized Signatory

                                       By: /s/ Jim Hamalainen
                                          --------------------------------------
                                          Name:  Jim Hamalainen
                                          Title: Vice President, Asset Liability
                                                 Management

                                       PIMCO via Royalton, Nantucked, Delano,
                                       & Bedford

                                       By: /s/ Anthony Braaksma
                                          --------------------------------------
                                          Name:  Anthony Braaksma
                                          Title: Vice President

                                       ALLIANCE CAPITAL FUNDING LLC

                                       By: AllianceBernstein LP, as investment
                                           advisor

                                       By: /s/ Michael E. Sohr
                                          --------------------------------------
                                          Name:  Michael E. Sohr
                                          Title: Senior Vice President

                                       STELLAR FUNDING, LTD.

                                       By: Guggenheim Investment Management,
                                           LLC, as Manager

                                       By: /s/ Kaitlin Trinh
                                          --------------------------------------
                                          Name:  Kaitlin Trinh
                                          Title: Director

                                       VAN KAMPEN INCOME TRUST


                                       By: /s/ Lou Anne McInnis
                                          --------------------------------------
                                          Name:  Lou Anne McInnis
                                          Title: Assistant Secretary


                                       VAN KAMPEN HIGH INCOME FUND


                                       By: /s/ Lou Anne McInnis
                                          --------------------------------------
                                          Name:  Lou Anne McInnis
                                          Title: Assistant Secretary


                                       VAN KAMPEN HIGH INCOME TRUST II


                                       By: /s/ Lou Anne McInnis
                                          --------------------------------------
                                          Name:  Lou Anne McInnis
                                          Title: Assistant Secretary